SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2023
SUBSEQUENT EVENTS.
SUBSEQUENT EVENTS

27. SUBSEQUENT EVENTS

In March 2023, the Company obtained an aggregated facility amount of RMB250 million from two reputable domestic banks, enabling the Company to utilize its inventories as collateral for financing the Company’s future purchase of used cars inventories. Activity related to these financing arrangements commenced in April 2023.

On April 4, 2023, NIO Capital, NBNW Investment Limited (“NBNW”, an affiliate of NIO Capital) and the long-term debt holders of the Company, namely WP, TPG, and Magic Carpet, entered into assignment agreements to assign all the rights under the then outstanding long-term debt of US$61.6 million to NBNW and then further assign to NIO Capital. Concurrently, the Company entered into a supplemental agreement with NIO Capital, agreeing to offset its subscription receivable by US$61.6 million with its obligation under long-term debt due to NIO Capital after the assignment. In April 2023, a US$1.6 million was received and the remaining subscription receivable of US$18.4 million is expected to be received no later than December 31, 2023.

On June 28, 2023, the Company entered into supplemental agreement with WeBank to extend the repayment of RMB30.0 million due on June 30, 2023. Under the new terms, the repayment will be divided into monthly instalments of to RMB5.0 million each month from June 2023 to November 2023. The Company has made monthly repayments of RMB5 million in both June and July 2023, respectively.

On June 30, 2023, the Company entered into an amendment agreement (“2023 Warrant Agreement”) with Alpha Wealth Global Limited (“Alpha”) and Joy Capital, regarding certain warrants in accordance with 2021 Subscription Agreement. Pursuant to the foregoing definitive agreement and certain assignments of warrants among Alpha, NIO Capital and Joy Capital, Alpha and Joy Capital (either together or separately) are entitled, at their discretion, to exercise their respective warrants in full to subscribe for a total of 480,629,186 senior convertible preferred shares of the Company in an aggregate amount of US$21,964,754 at an amended exercise price of US$0.0457 per share or US$1.37 per ADS, representing a modification from the prior exercise price of US$0.3433 per share or US$10.3 per ADS (or US$1.03 per ADS prior to the ADS Ratio Change) no later than September 30, 2023. The Company estimate that approximately US$5.5 million (equivalent to RMB38.2 million) will be recorded in fair value impact of the issuance of senior convertible preferred shares for the adjustment of exercise price for warrants. The favourable exercise price of 2023 Warrant Agreement may be terminated if Alpha and Joy Capital have not exercised by September 30, 2023.Additionally, the exercise of the warrants pursuant to 2023 Warrant Agreement will trigger a down round feature, resulting in a reduction of the conversion price for senior preferred shares issued pursuant to 2021 Subscription Agreement and 2022 Subscription Agreement.